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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                   TO TENDER
                           14% SENIOR NOTES DUE 2004

                              ORBCOMM GLOBAL, L.P.

               PURSUANT TO THE PROSPECTUS DATED __________, 1996

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  THIS FORM, OR ONE SUBSTANTIALLY EQUIVALENT HERETO, MUST BE USED BY ANY HOLDER
  OF 14% SENIOR NOTES DUE 2004, (THE "OLD NOTES") OF ORBCOMM GLOBAL, L.P., A DELAWARE LIMITED PARTNERSHIP (THE "COMPANY"), WHO WISHES TO EXCHANGE HIS OR HER OLD NOTES PURSUANT TO THE COMPANY'S EXCHANGE OFFER, AS DEFINED IN
  THE PROSPECTUS (THE "PROSPECTUS"), DATED ____________, 1996, AND (i) WHOSE CERTIFICATES REPRESENTING OLD NOTES ARE NOT IMMEDIATELY AVAILABLE,
  (ii) WHO CANNOT DELIVER HIS OR HER CERTIFICATES OR ANY OTHER DOCUMENTS REQUIRED BY THE LETTER OF TRANSMITTAL ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE (AS DEFINED IN THE PROSPECTUS) OR (iii) WHO CANNOT COMPLETE THE PROCEDURE FOR BOOK-ENTRY TRANSFER ON A TIMELY BASIS. SUCH FORM MAY BE DELIVERED BY FACSIMILE TRANSMISSION, MAIL OR HAND DELIVERY TO THE EXCHANGE AGENT. SEE "THE EXCHANGE OFFER--GUARANTEED DELIVERY PROCEDURES" IN THE PROSPECTUS.
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                  To:  Marine Midland Bank, The Exchange Agent

                      By Registered or Certified Mail; By
                         Overnight Courier; or by Hand
                              Marine Midland Bank
                              140 Broadway-Level A
                         New York, New York  10005-1180
                     Attention:  Corporate Trust Operations

                                 By Facsimile:
                                 (212) 658-2292
                     Attention:  Corporate Trust Operations

                                   Telephone:
                                 (212) 658-5931


         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.
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              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company in accordance with the terms and subject to the conditions of the Exchange Offer as set forth in the Prospectus and the related Letter of Transmittal, the receipt of both of which is hereby acknowledged, the principal amount of Old Notes specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. The undersigned hereby tenders the Old Notes listed below:

-----------------------------------------------------------------------------------------------------------------
               Old Notes Certificate Numbers                             Principal Amount Tendered
                      (If available)                             (Must be in integral multiple of $1,000)1/
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

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  1/  Unless otherwise indicated in the column labeled "Principal Amount
  Tendered," any tendering Holder of 14% Senior Notes due 2004 will be deemed to have tendered the entire aggregate principal amount held by such Holder.
-----------------------------------------------------------------------------------------------------------------





If Old Notes will be tendered by book entry                                  SIGN HERE
transfer:
                                                                             ------------------------------------------
Name of Tendering Institution:                                                              Signature(s)

------------------------------------------                                   ------------------------------------------

Account No. __________________________, at
The Depository Trust Company                                                 ------------------------------------------
                                                                                       Name(s) (Please Print)

                                                                             ------------------------------------------

                                                                             ------------------------------------------
                                                                                               Address


                                                                             ------------------------------------------
                                                                                                 Zip Code

                                                                             ------------------------------------------
                                                                                       Area Code and Telephone No.


                                                                             Date:
                                                                                   ------------------------------------




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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, which is a member of one of the recognized signature guarantee programs identified in the Letter of Transmittal, hereby guarantees that it will deliver to the Exchange Agent either certificates representing the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedure for book-entry transfer set forth in the Prospectus, in each case, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any required signature guarantees and any other documents required by the Letter of Transmittal, all by 5:00 p.m., New York City time, on the third business day following the Expiration Date (as defined in the Prospectus).


                                                     SIGN HERE

                                       ----------------------------------------
                                       Name of Firm

                                       ----------------------------------------
                                       Authorized Signature

                                       ----------------------------------------
                                       Name (Please type or print)

                                       ----------------------------------------
                                       Title

                                       ----------------------------------------
                                       Address

                                       ----------------------------------------
                                       Zip Code

                                       ----------------------------------------
                                       Area Code and Telephone No.

                                       Date:
                                             ----------------------------------

         DO NOT SEND CERTIFICATES REPRESENTING OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF CERTIFICATES REPRESENTING OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.





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                                  INSTRUCTIONS

         1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at the address set forth on the cover hereof prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and all other required documents to the Exchange Agent is at the election and risk of the Holder but, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service, properly insured.
If such delivery is by mail, it is recommended that the Holder use properly insured, registered mail with return receipt requested. For a full description of the guaranteed delivery procedures, see the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." In all cases, sufficient time should be allowed to assure timely delivery. No Notice of Guaranteed Delivery should be sent to the Company.

         2. SIGNATURE ON THIS NOTICE OF GUARANTEED DELIVERY; GUARANTEE OF SIGNATURES. If this Notice of Guaranteed Delivery is signed by the registered Holder(s) of the Old Notes referred to herein, the signature(s) must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

         If this Notice of Guaranteed Delivery is signed by a person other than the registered Holder(s) of any Old Notes listed, this Notice of Guaranteed Delivery must be accompanied by valid bond powers signed exactly as the name(s) of the registered Holder(s) appear(s) on the face of the Old Notes without alteration, enlargement or any change whatsoever.

         If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted with this Notice of Guaranteed Delivery.

         3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the Exchange Offer or the procedure for tendering as well as requests for assistance or for additional copies of the Prospectus, the Letter of Transmittal and this Notice of Guaranteed Delivery may be directed to the Exchange Agent at the address set forth on the cover hereof.





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